SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2001

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                         [o]                   13-4134098
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

3 Times Square, New York, New York                                  10036
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On July 24, 2001, Instinet Group Incorporated (the "Company") issued a press release announcing the Company's second quarter 2001 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number   Description

         99 News Release of Instinet Group Incorporated issued July 24, 2001: Instinet Reports 10% Increase in Net Income in Second Quarter of 2001, and Diluted EPS of 18 Cents.
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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       INSTINET GROUP INCORPORATED
                                                Registrant



Date: July 24, 2001                    By: /s/ Mark Nienstedt
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                                             Mark Nienstedt
                                             Executive Vice President, Chief
                                             Financial Officer, Chief Accounting
                                             Officer and Director

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                                  EXHIBIT INDEX

Exhibit 99  News Release of Instinet Group Incorporated issued July 24, 2001:
            Instinet Reports 10% Increase in Net Income in Second Quarter of 2001, and Diluted EPS of 18 Cents.